Retirement Advantage

The Ohio National Life Insurance Company

Ohio National Variable Account D

Supplement dated November 6, 2020

to the Prospectus dated May 1, 2019

The following supplements and amends the prospectus dated May 1, 2019, as previously supplemented. Please read this supplement in conjunction with your prospectus and retain it for future reference. Capitalized terms used herein have the same definitions as in your prospectus.

Available Funds

Effective December 4, 2020, the following supplements “Available Funds” in the prospectus.

Available Funds

The following is an additional available fund:

Fund	Investment Adviser (Subadviser)
Ohio National Fund, Inc.
ON Federated Core Plus Bond Portfolio	Ohio National Investments, Inc. (Federated Investment Management Company)